SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) MARCH 22, 2001


                                CLEARLOGIC, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


      DELAWARE                  000-24376                    330612125
      --------                  ---------                    ----------
   (State or other            (Commission                  (IRS Employer
   jurisdiction of            File Number)               Identification No.)
    incorporation)


                             41 SOUTH HADDON AVENUE
                          HADDONFIELD, NEW JERSEY 08033
                        --------------------------------
          (Address of principal executive offices, including zip code)

                                  856-547-7844
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              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

      4(a)  Information required by Item 304(1)(1)

            Item 304(a)(i) - On March 22, 2001, ClearLogic, Inc. ("Registrant") dismissed BDO Seidman("BDO")as its independent accountant and engaged Angele Valentine ("Valentine")as such.

            Item 304(a)(ii) - The reports of BDO on the Registrant's financial statements for the years ended December 31, 1999, and 2000 did not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles.

            Item 304(a)(iii) - The Registrant's Audit Committee and its full Board of Directors approved the decision to change accountants on March 22, 2001.

            Item 304(a)(iv) - In connection with its audits for the Registrant's two most recent fiscal years and through March 16, 2001, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

            Item 304(a)(v) - During the Registrant's two most recent fiscal years and through March 16, 2001 there have been no reportable events or conditions.

            Item 304(a)(vi) - The Registrant has requested that BDO furnish the Registrant, as promptly as possible, with a letter addressed to the Commission stating whether it agrees with the statements made by Registrant contained herein and, if not, stating the respects in which it does not agree. BDO's response is filed as an exhibit to this Form 8-K/A.

      4(b)  Information required by Item 304(a)(2)

            The Registrant engaged Valentine as its independent accountant as of March 22, 2001. During the Registrant's two most recent fiscal years, and through March 22, 2001, the Registrant did not consult with Valentine as to either the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements. However, Valentine was engaged by Registrant to review its Form 10-QSB filing for the period ended September 30, 2000. The Registrant did not consult with Valentine as to any matter that was either the subject of disagreement or a reportable event (as described in Regulation S-K Item 304(a)). Registrant has requested that Valentine furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by Registrant contained herein and, if not, stating the respects in which it does not agree. Valentine's response is filed as an exhibit to this Form 8-K/A.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit Number
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16.1             Letter from BDO Seidman, LLP dated March 28, 2001

16.2             Letter from Angele M. Valentine, CPA dated March 23, 2001



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                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CLEARLOGIC, INC.



                                              By: /s/ Philip S. Burnham
                                                   ------------------------
                                                   Philip S. Burnham
                                                   President
Dated: April 25, 2001